UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
July 13, 2001

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                               US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.             53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation	Description
------------	--------------
99	Letter to investment community dated July 13, 2001

Item 9.   Regulation FD Disclosure

      On July 13, 2001, US Airways, Inc. (US Airways) (a wholly-owned subsidiary of US Airways Group, Inc.) provided certain forward-looking statements to the investment community related to its aircraft fleet and selected operating and financial statistics (see Exhibit 99).

     Certain of the information contained in the letter to the investment community should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: economic conditions; labor costs; financing costs; aviation fuel costs; the anticipated merger of US Airways Group and a subsidiary of UAL Corporation; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation; consumer perceptions of US Airways' products; demand for air transportation in the markets in which US Airways operates; and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

     The furnishing of this letter is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information it contains is material investor information that is not otherwise publicly available.  In addition, all of the information in the letter is presented as of July13, 2001, and US Airways does not assume any obligation to update such information in the future.

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SIGNATURES
-------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc. (Registrant)

Date: July 13, 2001	By: /s/ Anita P. Beier Anita P. Beier Vice President and Controller (Chief Accounting Officer)

US Airways, Inc. (Registrant)

Date: July 13, 2001	By: /s/ Anita P. Beier Anita P. Beier Vice President and Controller (Chief Accounting Officer)

(this space intentionally left blank)

Exhibit 99

July 13, 2001

Dear Analysts and Investors:

      Attached please find the July US Airways Investor Update and the Company's Fleet Plan Forecast for 2001. I hope you find the Forecast useful in your analysis of the Company.

     As always, if you have any questions or comments on the materials provided, please do not hesitate to call me at 703-872-5009.

Very truly yours,

Kimberly A. Holland Director, Investor Relations

Enclosures

Certain of the information discussed above or enclosed herewith should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, was contained in a Form 8-K filed with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

US AIRWAYS INVESTOR UPDATE

US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)

July 2001

	Year-over-Year Percentage Change
Selected Operating and Financial Statistics	June 2001(Actual)	July 2001	August 2001	September 2001

Available Seat Miles - Scheduled Service
-Domestic	6.1%	3.3%	3.3%	(1.4)%
-International	32.7	23.5	19.1	18.6
Total	9.8%	6.2%	5.5%	1.4%

Revenue Passenger Miles - Scheduled Service
-Domestic	4.9%	5.2%	4.3%	0.4%
-International	30.8	22.9	16.3	14.2
Total	9.1%	8.1%	6.2%	2.7%

Passenger Load Factor	(0.5) points	1.3 points	0.5 points	0.9 points

Aviation Fuel
-Cost of Aviation Fuel Per Gallon - Excluding Taxes	4%	(7%)	(9%)	(21%)

Fleet Additions
-A320 Family	3	4	0	0
-A330-300	0	0	0	0
-B737-200	1	0	0	1
Total	4	4	0	1

Fleet Retirements
-B737-200	2	2	1	0
-MD-80	1	0	0	6
-DC9-30	0	2	5	0
Total	3	4	6	6

Certain of the information discussed above should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, was contained in a Form 8-K filed with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

US AIRWAYS FLEET PLAN

July 2001
	Fleet Count as of	Number of Aircraft: Year End 2001
Fleet Type	06/30/2001	Average Seats	Average Age (yrs.)	Owned	Leased	Total

A330	9	266	1.4	9	0	9
B767-200	11	203	12.6	7	4	11
B757-200	34	182	11.2	23	11	34
B737-400	54	144	12.0	19	35	54
MD-80	30	141	19.6	16	4	20
B737-300	85	126	14.7	11	74	85
B737-200	44	118	18.8	39	3	42
DC9-30	7	0	0.0	0	0	0
F-100	40	97	11.1	36	4	40
A320 Family	109	136	1.7	48	65	113
Average Total Aircraft	423	138	10.6	208	200	408

Certain of the information discussed above should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, was contained in a Form 8-K filed with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.